UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

GLOBAL DIGITAL SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

GLOBAL DIGITAL SOLUTIONS, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	January 31, 2018
TIME:	9:00 A.M. (local time)
LOCATION:	Offices of First Capital Real Estate Investment, 2355 Gold Meadow Way, Suite 160, Gold River, California 95670

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/gdsi and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/gdsi

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before January 15, 2019.

you may enter your voting instructions at https://www.iproxydirect.com /gdsi until 11:59 pm eastern time January 30, 2019.

The purposes of this meeting are as follows:

1. A proposal to elect one (1) member of the Board to a one-year term;

2. A proposal to ratify the appointment of Turner, Stone & Company, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3. A proposal to approve an amendment to our Articles of Incorporation to increase our authorized common shares to Two Billion (2,000,000,000) shares from the current Six Hundred Fifty Million (650,000,000) shares. The par value of the common shares will not be changed

4. A proposal to approve a Special Litigation Committee, consisting of William Delgado, to investigate the claims and allegations in litigations deriving from the conduct of the Board of Directors and the Officers leading to the Securities and Exchange Commission complaint (the “Litigations”), to evaluate whether the Company should pursue any of the claims asserted in the Litigations, and to prepare such reports, arrive at such decisions, and take such other actions in connection with the Litigations as the Special Litigation Committee in its discretion deems appropriate and in the best interests of the Company and its stockholders, in accordance with New Jersey law; and

5. To transact such other business as may properly come before the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on December 13, 2018 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE DIRECTOR AND “FOR” PROPOSAL 2, 3, 4 AND 5.
Please note – This is not a Proxy Card - you cannot vote by returning this card

GLOBAL DIGITAL SOLUTIONS, INC. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

GLOBAL DIGITAL SOLUTIONS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOCIAL REALITY ANNUAL MEETING OF STOCKHOLDERS – JANUARY 31, 2019 AT 9:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, who is a shareholder of Global Digital Solutions, Inc. (the "Company") hereby revokes any proxy heretofore given and does hereby appoint William Delgado, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at 9:00 PST on January 31, 2019, at the offices of First Capital Real Estate Investment, 2355 Gold Meadow Way, Suite 160, Gold River, California 95670, or any adjournment or postponement thereof, and to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/GDSI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OFGLOBAL DIGITAL SOLUTIONS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR	WITHHOLD
	Elect one member of the Board to a one-year term:				CONTROL ID:
	William Delgado	☐	☐		REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Turner, Stone & Company, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN

To approve an amendment to our Articles of Incorporation to increase our authorized common shares to Two Billion (2,000,000,000) shares from the current Six Hundred Fifty Million (650,000,000) shares. The par value of the common shares will not be changed.
		☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN

To approve a Special Litigation Committee, consisting of William Delgado, to investigate the claims and allegations in litigations deriving from the conduct of the Board of Directors and the Officers leading to the Securities and Exchange Commission complaint (the “Litigations”), to evaluate whether the Company should pursue any of the claims asserted in the Litigations, and to prepare such reports, arrive at such decisions, and take such other actions in connection with the Litigations as the Special Litigation Committee in its discretion deems appropriate and in the best interests of the Company and its stockholders, in accordance with New Jersey law
		☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To transact such other business as may properly come before the Annual Meeting.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________
____________________________________
____________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018/2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)